UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2015

COGENTIX MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-20970	13-3430173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5420 Feltl Road Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

(952) 426-6140
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 31, 2015, Cogentix Medical, Inc. held its Annual Meeting of Stockholders at its corporate offices in Minnetonka, Minnesota (the “Annual Meeting”).  At the Annual Meeting, the following proposals were submitted to a vote by stockholders and approved, the voting results for each of which are set forth below:

1.             To elect Kenneth H. Paulus and Kevin H. Roche to serve as directors for a three-year term ending at the 2018 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

	FOR	WITHHELD	BROKER NON-VOTE
Kenneth H. Paulus	7,724,446	2,072,932	9,728,562
Kevin H. Roche	7,723,454	2,073,924	9,728,562

2.             To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the year ending March 31, 2016.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,571,877	307,761	1,646,302	0

There were no other matters voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2015	COGENTIX MEDICAL, INC.

	By:	/s/ Brett Reynolds
	Name:	Brett Reynolds
	Title:	Senior Vice President, Chief Financial Officer
and Corporate Secretary